Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.38	$0.53	$0.75	$1.29	$1.29	$(1.64)	$(0.81)	$(0.86)
Notable items impact on earnings per share(a)	0.04	0.08	0.26	0.78	0.25	(1.86)	(0.86)	(0.99)
Adjusted diluted net earnings per share(a)	$0.34	$0.45	$0.49	$0.51	$1.04	$0.22	$0.05	$0.13
Diluted weighted average # of shares outstanding	319.4	318.5	318.2	319.0	319.4	317.4	317.5	317.9

Total Net Sales	$2,811	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998	$2,824
Cost of goods sold	2,395	2,514	2,133	2,487	2,900	2,631	2,762	2,610
Gross Margin	$416	$302	$488	$518	$552	$343	$236	$214
SG&A	149	113	123	167	126	119	136	131
Other operating (income) expense	153	89	27	107	87	324	472	119
Operating earnings	$115	$100	$338	$244	$339	$(100)	$(372)	$(36)
Interest expense, net	(42)	(47)	(41)	(53)	(46)	(48)	(55)	(63)
Consolidated foreign currency gain/(loss)	101	(419)	133	169	(1)	(30)	38	(40)
Earnings from consolidated companies before income taxes	174	191	313	564	599	(263)	(286)	(302)
Provision for (benefit from) income taxes	48	34	63	146	175	256	(31)	(34)
Earnings (loss) from consolidated companies	$126	$157	$250	$418	$424	$(519)	$(255)	$(268)
Equity in net earnings (loss) of nonconsolidated companies	5	9	—	2	—	—	—	2
Less: Net earnings (loss) attributable to noncontrolling interests	9	(3)	12	9	13	—	3	7
Net earnings (loss) attributable to Mosaic	$122	$169	$238	$411	$411	$(519)	$(258)	$(273)
After tax Notable items included in earnings	$15	$25	$82	$249	$100	$(590)	$(273)	$(315)

Gross Margin Rate	15%	11%	19%	17%	16%	12%	8%	8%

Effective Tax Rate (including discrete tax)	28%	18%	20%	26%	29%	(97)%	11%	11%
Discrete Tax benefit (expense)	$4	$(11)	$26	$(1)	$(2)	$(212)	$(27)	$36

Depreciation, Depletion and Amortization	$238	$283	$243	$262	$277	$268	$317	$292
Accretion Expense	$26	$31	$32	$33	$33	$32	$35	$34
Share-Based Compensation Expense	$5	$7	$10	$7	$7	$6	$10	$8
Notable Items	$(28)	$32	$(83)	$(347)	$(143)	$414	$288	$317
Adjusted EBITDA(b)	$448	$594	$544	$566	$806	$505	$416	$407

Net cash provided by (used in) operating activities	$313	$219	$43	$610	$229	$(56)	$104	$167
Cash paid for interest (net of amount capitalized)	20	72	12	82	20	78	17	91
Cash paid for income taxes (net of refunds)	111	53	76	75	89	81	64	45
Net cash used in investing activities	$(248)	$(277)	$(341)	$(319)	$(363)	$(287)	$(369)	$(298)
Capital expenditures	(241)	(294)	(341)	(305)	(364)	(350)	(357)	(320)
Net cash (used in) provided by financing activities	$(138)	$37	$272	$(285)	$4	$461	$263	$148
Cash dividends paid	(67)	(67)	(71)	(70)	(70)	(70)	(71)	(70)
Effect of exchange rate changes on cash	$55	$(7)	$—	$18	$6	$3	$2	$(10)

Net change in cash and cash equivalents	$(18)	$(27)	$(26)	$24	$(125)	$121	$—	$7

Short-term debt	$752	$847	$1,234	$1,041	$1,154	$760	$1,202	$1,021
Long-term debt (including current portion)	3,313	3,378	3,363	3,370	3,415	4,294	4,321	4,834
Cash & cash equivalents	302	273	259	286	153	277	282	294
Net debt	$3,763	$3,952	$4,338	$4,125	$4,416	$4,777	$5,241	$5,561

Segment Contributions (in millions)
Phosphate	$1,005	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426	$1,246
Potash	526	557	570	710	695	686	667	650
Mosaic Fertilizantes	1,399	1,088	934	1,175	1,592	1,146	937	1,034
Corporate and Other(c)	(119)	6	18	(53)	(125)	127	(32)	(106)
Total net sales	$2,811	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998	$2,824

Phosphate	$8	$44	$139	$(8)	$102	$(98)	$(48)	$(104)
Potash	109	123	157	194	229	58	177	195
Mosaic Fertilizantes	56	79	98	109	96	(26)	(422)	(41)
Corporate and Other(c)	(58)	(146)	(56)	(51)	(88)	(34)	(79)	(86)
Consolidated operating earnings	$115	$100	$338	$244	$339	$(100)	$(372)	$(36)

Phosphate(d)	1,475	1,622	1,498	1,546	1,571	1,330	1,936	1,406
Potash(d)	1,996	2,239	2,113	2,343	2,279	2,233	2,159	2,019
Mosaic Fertilizantes	2,879	2,240	1,847	2,232	2,803	2,075	1,618	1,520
Corporate and Other	297	432	361	301	232	540	379	368
Total finished product tonnes sold ('000 tonnes)	6,647	6,533	5,819	6,422	6,885	6,178	6,092	5,313
Sales of Performance Products ('000 tonnes)(e)	1,001	1,135	681	900	996	520	501	626

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods			$946	$1,028	$1,118	$872	$1,264	$1,060
Net Sales - Other revenue			153	145	172	143	162	186
Net Sales	$1,005	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426	$1,246
Cost of Goods Sold	863	1,027	932	1,070	1,146	992	1,423	1,251
Gross Margin	$142	$138	$167	$103	$144	$23	$3	$(5)
Notable Items Included in Gross Margin	—	(53)	—	—	(14)	—	—	(7)
Adjusted Gross Margin(b)	$142	$191	$167	$103	$158	$23	$3	$2

SG&A	12	10	12	13	10	11	13	12
Other operating (income) expense	123	84	16	98	32	110	38	87

Operating Earnings	$8	$44	$139	$(8)	$102	$(98)	$(48)	$(104)
Plus: Depreciation, Depletion and Amortization	118	143	113	129	129	130	151	133
Plus: Accretion Expense	20	25	25	26	26	25	26	26
Plus: Foreign Exchange Gain (Loss)	(5)	(4)	(3)	(7)	10	(3)	(1)	(6)
Plus: Other Income (Expense)	1	517	—	(8)	(4)	5	(9)	(2)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	8	(4)	8	10	11	—	4	9
Plus: Notables Items	131	(388)	10	95	28	85	—	90
Adjusted EBITDA(b)	$265	$341	$276	$217	$280	$144	$115	$128

Capital expenditures	$127	$160	$236	$185	$221	$207	$222	$201
Gross Margin $ / tonne of finished product	$96	$85	$111	$67	$92	$17	$2	$(4)
Adjusted Gross Margin $ / tonne of finished product	$96	$118	$111	$67	$101	$17	$2	$1
Gross margin as a percent of sales	14%	12%	15%	9%	11%	2%	—%	—%

Freight included in finished goods COGS	$79	$83	$84	$93	$97	$85	$115	$97
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$7	$24	$44	$84	$42	$67	$50	$60

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	656	749	846	711	760	618	1,116	777
Performance & other products(f)	750	814	587	773	750	640	720	513
Other products(i)	69	59	65	62	61	72	100	116
Total Finished Product(d)	1,475	1,622	1,498	1,546	1,571	1,330	1,936	1,406

DAP selling price (fob plant)(q)	$569	$593	$623	$668	$714	$686	$668	$773
Average finished product selling price(g)	$579	$606	$632	$665	$712	$656	$653	$754

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,625	1,413	1,423	1,505	1,678	1,666	1,641	1,433
Operating Rate	66%	58%	58%	61%	68%	67%	66%	58%

Raw Materials
Ammonia used in production (tonnes)	$238	$228	$214	$226	$255	$251	$263	$217
Sulfur used in production	$739	$694	$661	$732	$772	$799	$762	$659

Realized costs ($/tonne)
Ammonia (tonne)(j)	$482	$435	$416	$445	$455	$550	$626	$621
Sulfur (long ton)(k)	$126	$127	$157	$209	$272	$306	$379	$522
Blended rock	$87	$87	$77	$74	$80	$84	$86	$90

Phosphate cash conversion costs, production / tonne(r)	$101	$118	$134	$126	$131	$112	$124	$129
Cash costs of U.S. mined rock/production tonne(s)	$56	$52	$54	$51	$62	$58	$63	$62

ARO cash spending (in millions)	$54	$72	$70	$79	$60	$66	$51	$53

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods			$495	$641	$633	$614	$598	$566
Net Sales - Other revenue			75	69	62	72	69	84
Net Sales	$526	$557	$570	$710	$695	$686	$667	$650
Cost of Goods Sold	404	434	402	501	459	430	476	443
Gross Margin	$122	$123	$168	$209	$236	$256	$191	$207
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$122	$123	$168	$209	$236	$256	$191	$207

SG&A	7	8	8	8	6	8	9	7
Other operating (income) expense	6	(8)	3	7	1	190	5	5

Operating Earnings	$109	$123	$157	$194	$229	$58	$177	$195
Plus: Depreciation, Depletion and Amortization	69	93	81	79	93	83	90	76
Plus: Accretion Expense	2	2	3	3	3	3	4	4
Plus: Foreign Exchange Gain (Loss)	48	(185)	13	82	(56)	46	(56)	(95)
Plus: Other Income (Expense)	—	1	(1)	1	3	1	3	1
Plus: Notable Items	(48)	178	(13)	(81)	57	145	57	97
Adjusted EBITDA(b)	$180	$212	$240	$278	$329	$336	$275	$278

Capital expenditures	$61	$65	$45	$73	$72	$53	$49	$68
Gross Margin $ / tonne of finished product	$61	$55	$80	$89	$104	$115	$88	$103
Adjusted Gross Margin $ / tonne of finished product	$61	$55	$80	$89	$104	$115	$88	$103
Gross margin as a percent of sales	23%	22%	29%	29%	34%	37%	29%	32%

Supplemental Cost Information
Canadian resource taxes	$45	$56	$47	$62	$87	$77	$67	$70
Royalties	$9	$10	$9	$10	$12	$11	$12	$10
Freight expense(l)	$87	$60	$74	$74	$66	$73	$76	$76
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$23	$6	$1	$34	$16	$8	$5	$26

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,775	2,064	1,947	2,122	2,110	2,083	1,971	1,892
Performance & other products(m)	211	168	159	214	162	143	181	122
Other products(i)	10	7	7	7	7	7	7	5
Total Finished Product(d)	1,996	2,239	2,113	2,343	2,279	2,233	2,159	2,019

Crop Nutrients North America	647	779	863	752	649	679	712	670
Crop Nutrients International	1,255	1,341	1,126	1,439	1,497	1,412	1,280	1,192
Non-Agricultural	94	119	124	152	133	142	167	157
Total Finished Product(d)	1,996	2,239	2,113	2,343	2,279	2,233	2,159	2,019

MOP selling price (fob mine)(o)	$215	$199	$223	$261	$271	$264	$265	$275
Average finished product selling price(g)	$233	$214	$234	$274	$278	$275	$277	$280

Production Volumes ('000 tonnes)
Production Volume	1,904	2,332	2,256	2,094	2,258	2,189	2,209	1,845
Operating Rate	66%	81%	78%	73%	79%	76%	77%	64%

MOP cash costs of production / production tonne(n)	$74	$73	$78	$75	$71	$77	$84	$84
ARO cash spending (in millions)	$2	$3	$1	$3	$2	$4	$1	$2

Average CAD / USD	$1.364	$1.399	$1.434	$1.384	$1.377	$1.394	$1.372	$1.384

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods			$834	$1,059	$1,452	$1,024	$852	$889
Net Sales - Other revenue			100	116	140	122	85	145
Net Sales	$1,399	$1,088	$934	$1,175	$1,592	$1,146	$937	$1,034
Cost of Goods Sold	1,271	986	807	1,013	1,410	1,125	902	1,028
Gross Margin	$128	$102	$127	$162	$182	$21	$35	$6
Notable Items Included in Gross Margin	6	9	—	—	(7)	—	(26)	(26)
Adjusted Gross Margin(b)	$122	$93	$127	$162	$189	$21	$61	$32

SG&A	62	16	23	61	32	32	36	32
Other operating (income) expense	10	7	6	(8)	54	15	421	15

Operating Earnings	$56	$79	$98	$109	$96	$(26)	$(422)	$(41)
Plus: Depreciation, Depletion and Amortization	39	40	38	44	46	46	66	74
Plus: Accretion Expense	4	4	4	4	4	4	5	4
Plus: Foreign Exchange Gain (Loss)	17	(84)	41	(17)	(19)	(57)	30	2
Plus: Other Income (Expense)	(2)	(2)	(1)	(1)	(1)	(2)	(2)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	—	1	1	(1)	1	1	—	(2)
Plus: Notable Items	(31)	46	(57)	19	116	81	402	21
Adjusted EBITDA(b)	$83	$82	$122	$159	$241	$45	$79	$60

Capital expenditures	$51	$64	$59	$46	$70	$85	$86	$47
Gross Margin $ / tonne of finished product	$44	$46	$69	$73	$65	$10	$22	$4
Adjusted Gross Margin $ / tonne of finished product	$42	$42	$69	$73	$67	$10	$38	$21
Gross margin as a percent of sales	9%	9%	14%	14%	11%	2%	4%	1%
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$40	$18	$13	$26	$27	$62	$24	$61

Operating Data
Sales volumes ('000 tonnes)
Fertilizer produced in Brazil sold to third parties	629	461	331	387	363	289	282	265
Fertilizer produced in Brazil sold through distribution	409	207	358	666	685	290	300	391
Purchased nutrients for distribution(p)	1,841	1,572	1,158	1,179	1,755	1,496	1,036	864
Total Finished Product	2,879	2,240	1,847	2,232	2,803	2,075	1,618	1,520

Sales of Performance Products ('000 tonnes)(e)	462	307	93	252	441	253	134	262

Brazil MAP price (Brazil production delivered price to third party)	$601	$632	$681	$729	$738	$717	$728	$835
Average finished product selling price(g)	$447	$433	$452	$474	$518	$493	$527	$585

Production Volumes ('000 tonnes)
Phosphate tonnes produced	779	781	778	843	834	683	656	466
MOP tonnes produced	105	108	97	122	104	27	—	—

Phosphate operating rate	78%	78%	78%	84%	84%	68%	66%	47%
Potash operating rate	85%	88%	78%	98%	83%	22%	—%	—%

Realized Costs ($/tonne)
Ammonia/tonne	$572	$628	$684	$601	$576	$638	$722	$815

Sulfur (long ton)	$170	$177	$219	$270	$325	$371	$466	$516
Blended rock	$105	$109	$97	$94	$99	$98	$104	$105

Purchases ('000 tonnes)
DAP/MAP from Mosaic	43	54	62	21	45	5	38	81
MicroEssentials® from Mosaic	337	195	120	282	270	211	310	223
Potash from Mosaic/Canpotex	682	419	355	507	919	238	542	660

Phosphate cash conversion costs in USD, production / tonne(r)	$88	$85	$87	$84	$99	$113	$113	$141
Potash cash conversion costs in USD, production / tonne	$175	$151	$187	$178	$240	$286	$—	$—
Mined rock costs in USD, cash produced / tonne	$105	$93	$87	$90	$91	$88	$116	$106
ARO cash spending (in millions)	$6	$5	$1	$1	$1	$1	$1	$1

Average BRL / USD	$5.546	$5.842	$5.853	$5.669	$5.445	$5.396	$5.264	$5.051

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(119)	$6	$18	$(53)	$(125)	$127	$(32)	$(106)
Cost of Goods Sold	(143)	67	(8)	(97)	(115)	84	(39)	(112)
Gross Margin (Loss)	$24	$(61)	$26	$44	$(10)	$43	$7	$6
Notable items Included in Gross Margin	38	(80)	59	51	(27)	2	(2)	—
Adjusted Gross Margin (Loss)(b)	$(14)	$19	$(33)	$(7)	$17	$41	$9	$6

SG&A	68	79	80	85	78	68	78	80
Other operating (income) expense	14	6	2	10	—	9	8	12

Operating Earnings (Loss)	$(58)	$(146)	$(56)	$(51)	$(88)	$(34)	$(79)	$(86)
Plus: Depreciation, Depletion and Amortization	12	7	11	10	9	9	10	9
Plus: Share-Based Compensation Expense	5	7	10	7	7	6	10	8
Plus: Foreign Exchange Gain (Loss)	40	(145)	82	111	64	(15)	64	60
Plus: Other Income (Expense)	—	39	(116)	213	308	(89)	113	(160)
Plus: Earnings (Loss) from equity investments	—	—	—	2	—	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(1)	(1)	2	—	—	—	—	(1)
Plus: Notable Items	(80)	196	(23)	(380)	(344)	103	(171)	109
Adjusted EBITDA(b)	$(80)	$(41)	$(94)	$(88)	$(44)	$(20)	$(53)	$(59)

Elimination of profit in inventory included in COGS	$(3)	$7	$(49)	$—	$15	$21	$5	$5
Unrealized gain (loss) on derivatives included in COGS	$39	$(80)	$59	$51	$27	$2	$(4)	$—

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q2 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(49)	$18	$(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	2	(0.03)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(13)	1	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(162)	26	(0.43)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(1)	—	—
Loss on assets held for sale/transaction costs	Potash/Corporate	Loss on assets sold and to be sold/SG&A	(9)	2	(0.03)
Accelerated depreciation	Brazil	Cost of goods sold	(26)	2	(0.08)
Land Reclamation - ARO	Phosphate	Cost of goods sold	(7)	2	(0.02)
Asset write-off	Phosphate	Other operating income (expense)	(69)	14	(0.17)
Income tax adjustment	Consolidated	(Provision for) benefit from income taxes	—	(31)	(0.10)
Total Notable Items			$(351)	$36	$(0.99)

Q1 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$24	$(2)	$0.06
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(2)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	1	(0.04)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	112	(8)	0.33
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	(0.01)
Environmental reserves	Phosphate	Other operating income (expense)/Noncontrolling Interest	(21)	1	(0.06)
Gain on sale of land	Phosphate	Other operating income (expense)	31	(2)	0.09
Loss on assets held for sale and other assets	Brazil	Loss on assets to be sold/Other operating income (expense)	(302)	59	(0.76)
Restructuring and cost reduction actions	Consolidated	Other operating income (expense)/SG&A	(98)	7	(0.29)
Accelerated depreciation	Brazil	Cost of goods sold	(26)	2	(0.08)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(24)	2	(0.07)
Discrete Tax	Corporate	(Provision for) benefit from income taxes	—	(10)	(0.03)
Total Notable Items			$(323)	$50	$(0.86)

Q4 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$6	$(0.12)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	(2)	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	7	(0.02)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(90)	7	(0.25)
ARO Adjustment	Phosphate/Potash	Other operating income (expense)	(64)	20	(0.14)
Environmental Reserve	Phosphate	Other operating income (expense)	(21)	8	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	8	(2)	0.01
Net Gain on assets held for sale and transaction fees	Brazil/Corp	Other operating income (expense)/SG&A	100	(40)	0.18
Impairment of goodwill and asset write-offs	Brazil	Impairment of goodwill	(110)	20	(0.28)
Loss on assets held for sale	Potash	Loss (gain) on assets sold and to be sold	(189)	69	(0.38)
Brazil Valuation Adjustment	Brazil	(Provision for) benefit from income taxes	—	(261)	(0.82)
Total Notable Items			$(422)	$(168)	$(1.86)

Q3 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(14)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(27)	7	(0.06)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	308	(80)	0.71
Environmental Reserve	Phosphate	Other operating income (expense)	(18)	5	(0.04)
Loss on assets held for sale and transaction fees	Mosaic Fertilizantes/Corporate	Other operating income (expense)/SG&A	(75)	—	(0.23)
Asset write-off	Mosaic Fertilizantes	Cost of goods sold/Other operating income (expense)	(11)	3	(0.03)
Land reclamation	Phosphate	Cost of goods sold	(14)	4	(0.03)
Total Notable Items			$135	$(55)	$0.25

Q2 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$169	$(45)	$0.39
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	51	(14)	0.11
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	$(14)	$4	$(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	216	(58)	0.50
ARO Adjustment	Phosphate	Other operating income (expense)	(44)	12	(0.10)
Environmental Reserve	Phosphate	Other operating income (expense)	(32)	9	(0.07)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
Total Notable Items			$339	$(90)	$0.78

Q1 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$148	$(43)	$0.33
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	59	(17)	0.13
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(117)	34	(0.26)
ARO Adjustment	Phosphate	Other operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	30	0.09
Total Notable Items			$74	$8	$0.26

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Q3 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(35)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(11)	0.09
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	5	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	6	(2)	0.01
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	5	(2)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(102)	31	(0.22)
Environmental reserve	Phosphate	Other operating income (expense)	(20)	6	(0.04)
Total Notable Items			$23	$(8)	$0.04

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China. Amounts prior to January 1, 2025 have been recast to exclude revenue from other non-finished goods.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Consolidated Net Income (Loss)	$122	$169	$238	$411	$411	$(519)	$(258)	$(273)
Less: Consolidated Interest Expense, Net	(42)	(47)	(41)	(53)	(46)	(48)	(55)	(63)
Plus: Consolidated Depreciation, Depletion & Amortization	238	283	243	262	277	268	317	292
Plus: Accretion Expense	26	31	32	33	33	32	35	34
Plus: Share-Based Compensation Expense (Benefit)	5	7	10	8	7	6	10	8
Plus: Consolidated Provision for (Benefit from) Income Taxes	48	34	63	146	175	256	(31)	(34)
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	5	9	—	—	—	—	—	—
Plus: Notable Items	(28)	32	(83)	(347)	(143)	414	288	317
Consolidated Adjusted EBITDA	$448	$594	$544	$566	$806	$505	$416	$407

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense) plus dividends from equity investments, less earnings (loss) from noncontrolling interests. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024 that represented nearly all of these historical earnings. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.